UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

January 1, 2008

Date of report (date of earliest event reported)

LPL Investment Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52609	20-3717839
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

One Beacon Street, Floor 22

Boston MA 02108

(Address of principal executive offices) (Zip Code)

(617) 423-3644

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of January 1, 2008, the Board of Directors of LPL Investment Holdings Inc. (the “Company”), amended Section 1 of Article IV of the Company’s Certificate of Incorporation to authorize 200,000,000 shares of common stock, $0.01 par value.

The foregoing description of the Company’s amendment to its Certificate of Incorporation is not complete and is qualified in its entirety by reference to the Certificate of Amendment of Certificate of Incorporation as attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

3.1	Certificate of Amendment of Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL INVESTMENT HOLDINGS INC.

	By:	/s/ Stephanie L. Brown
		Name:	Stephanie L. Brown
		Title:	Secretary

Dated: January 4, 2008